LAND USE RIGHTS, NET	12 Months Ended
Dec. 31, 2023
Land Use Rights Net
LAND USE RIGHTS, NET

10. LAND USE RIGHTS, NET

Land use rights consisted of the following:

	December 31, 2023	December 31, 2022
	US$’000	US$’000
Land use right	153,204	158,995
Less: accumulated amortization	(27,055)	(24,654)
Land use right, net	126,149	134,341

During the year ended December 31, 2019, the Company obtained three operating lease arrangements for land use rights with a fair value of RMB615,419 thousand or US$88,380 thousand through the acquisition of FAW Jilin. One land is for commercial land use and expires in 2050. The other two lands are for industrial use and expire in 2061 and 2062, respectively. The land use rights provided a total area of 13 million square feet.

As discussion in Note 17, during the period ended December 31, 2023, the Company was unable to meet the conditions to apply for the government subsidies to repay the loans. As a result, land use rights with the carrying amount of US$46,872 thousand (RMB332,784 thousand) or US$33,885 thousand (RMB233,738 thousand) of the Company were pledged to the lenders as of December 31, 2023 and December 31, 2022, respectively.

During the year ended December 31, 2020, the Company entered into an operating lease arrangement with two land use rights with a local government of Shandong Baoya for an initial term of 50 years. The land is located in Yantai, and the land is for industrial use. In October 2023, the government recovered part of the land use right, and therefore Shandong Baoya only has one land use right as of December 31, 2023.

Amortization expenses of land use rights were US$3,184 thousand, US$3,350 thousand and US$3,488 thousand for the years ended December 31, 2023, 2022 and 2021, respectively.